PROSPECTUS SUPPLEMENT

(To Prospectus Supplement dated May 1, 2012, and Prospectus dated April 27, 2012)

Aberdeen Chile Fund, Inc.

Up to 2,600,000 Shares of Common Stock

On June 6, 2012, the Board of Directors of Aberdeen Chile Fund, Inc. (the "Fund") approved an amendment to the Fund's sales agreement with JonesTrading Institutional Services LLC ("JonesTrading") to increase the number of shares of the Fund's common stock, par value $0.001 per share ("Shares"), that may be offered and sold through JonesTrading by 1,000,000 Shares, resulting in a total of up to 2, 600,000 Shares that may be offered and sold through JonesTrading. The amendment to the sales agreement was entered into and became effective as of June 6, 2012. As of June 6, 2012, the Fund had offered and sold 851,133 Shares pursuant to the sales agreement.

The sale price for the Shares on the NYSE Amex on June 6, 2012 was $13.98 per Share. The net asset value of the Shares at the close of business on June 6, 2012 was $14.53 per Share.

This Prospectus Supplement should be read in conjunction with, and may not be delivered or utilized without, the Prospectus dated April 27, 2012, and the Prospectus Supplement dated May 1, 2012.

The date of this Prospectus Supplement is June 14, 2012.